UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 21, 2013

PAA Natural Gas Storage, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-34722	27-1679071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Clay Street, Suite 1500 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 646-4100

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

PAA Natural Gas Storage, L.P., a Delaware limited partnership (the “Partnership”), has entered into an Agreement and Plan of Merger dated as of October 21, 2013 (the “Merger Agreement”), by and among Plains All American Pipeline, L.P., a Delaware limited partnership (“PAA”), PAA Acquisition Company LLC, a Delaware limited liability company and wholly-owned subsidiary of PAA (“MergerCo”), the Partnership and PNGS GP LLC, a Delaware limited liability company and the general partner of the Partnership (“PNG GP”).

The conflicts committee of the board of directors of PNG GP (the “PNG Conflicts Committee”) approved the Merger Agreement and the Merger Transactions (defined below) and determined that the Merger Agreement and the Merger Transactions are fair and reasonable to the Partnership and the holders of PNG common units (as defined below) unaffiliated with PAA. The PNG Conflicts Committee has caused PNG GP to approve the Merger Agreement and the Merger Transactions and directed that the Merger Agreement and the Merger Transactions be submitted to the unitholders of the Partnership at a special meeting of the unitholders for approval. The PNG Conflicts Committee recommended that the unitholders of the Partnership vote in favor of the proposal to approve the Merger Agreement and the Merger Transactions at the special meeting of the unitholders.

PAA owns 100% of the membership interests in PNG GP, approximately 46% of the Partnership’s 61.2 million outstanding common units (“PNG common units”) and all of the series A subordinated units and series B subordinated units (“PNG subordinated units”) representing limited partner interests in the Partnership. Pursuant to the Merger Agreement, MergerCo will merge with and into the Partnership at the effective time of the merger, with the Partnership surviving (the “Merger”), such that following the Merger, PNG GP will remain a wholly-owned subsidiary of PAA and the sole general partner of the Partnership, and PAA will be the sole limited partner of the Partnership. Except for the PNG common units owned by PAA, all PNG common units outstanding as of the effective time of the Merger will be cancelled and converted into the right to receive 0.445 common units representing limited partnership interests of PAA (“PAA common units”) per PNG common unit. All of the PNG common units and PNG subordinated units owned by PAA will be unchanged and remain issued and outstanding representing limited partnership interests of the surviving entity, and no consideration will be delivered in respect thereof. Incentive distribution rights of PNG, which are owned by PNG GP, will also be unchanged and remain outstanding as incentive distribution rights of the surviving entity, and no consideration will be delivered in respect thereof. No fractional PAA common units will be issued in the Merger. Holders of PNG common units, other than PAA, will receive cash in lieu of receiving any fractional PAA common unit to which any holder of PNG common units would otherwise have been entitled in an amount equal to such fractional interest multiplied by the average of the closing price of PAA common units for the ten consecutive NYSE full trading days ending at the closing of the last NYSE full trading day immediately preceding the day the merger closes. The parties anticipate that the Merger will close in the latter half of the fourth quarter of 2013, pending the satisfaction of certain customary conditions thereto, and that the previously announced quarterly distribution of $0.3575 per PNG common unit payable to holders of record of such units on November 1, 2013 will be paid on November 14, 2013 as scheduled.

The Merger Agreement contains customary representations, warranties, covenants and agreements by each of the parties. Completion of the Merger is conditioned upon, among other things: (1) approval of the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger (the “Merger Transactions”), by the affirmative vote of holders, as of the record date of the special meeting of the Partnership’s unitholders (including PAA), of a majority of the outstanding PNG common units, voting as a class, and a majority of the outstanding PNG subordinated units, voting as a class; (2) all required filings, consents, approvals, permits and authorizations in connection with the Merger having been made or obtained; (3) the absence of legal injunctions or impediments prohibiting the Merger Transactions; (4) the effectiveness of a registration statement on Form S-4 with respect to the issuance of PAA common units in the Merger; and (5) approval of the listing on the New York Stock Exchange, subject to official notice of issuance, of the PAA common units to be issued in the Merger.

Pursuant to the Merger Agreement, PAA has agreed to vote the PNG common units and the PNG subordinated units owned beneficially or of record by it or any of its subsidiaries in favor of the Merger Agreement and the Merger Transactions, including the 28,155,526 PNG common units currently held by PAA and the 25,434,351 PNG subordinated units currently held by PAA, which units represent approximately 46% of the outstanding PNG common units and 100% of the outstanding PNG subordinated units.

The Merger Agreement contains provisions granting both the Partnership and PAA the right to terminate the Merger Agreement for certain reasons, including, among others, if: (1) the Merger is not completed on or before April 30, 2014; (2) any governmental authority has issued a final and nonappealable statute, rule, order, decree or regulation enjoining or prohibiting consummation of the Merger; (3) under certain conditions, there has been a material breach of any of the representations, warranties, covenants or agreements set forth in the Merger Agreement by a party to the Merger Agreement which is not cured within 30 days following receipt by the breaching party of written notice from the non-breaching party; (4) the Partnership does not obtain the requisite unitholder approval of the Merger Agreement and the Merger Transactions at a special meeting of unitholders; or (5) either the PNG GP board of directors or the PNG Conflicts Committee, in accordance with the Merger Agreement, changes its recommendation to the unitholders of the Partnership with respect to approving the Merger Agreement and the Merger Transactions or publicly proposes to approve, adopt or recommend another proposal or offer from a third party relating to the acquisition of the Partnership (a “PNG Change in Recommendation”).

All costs and expenses incurred in connection with the Merger Agreement and the Merger Transactions will be paid by the party incurring such costs and expenses, except that if the Merger Agreement is terminated due to a PNG Change in Recommendation the Partnership will pay the expenses incurred by PAA, and if the Merger Agreement is terminated due to a material breach, the breaching party will pay the expenses incurred by the non-breaching party, in each case not to exceed $5 million.

Cautionary Statements

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Merger Agreement is filed herewith to provide investors with information regarding its terms and is not intended to provide any other factual information about the Partnership or PAA. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are as of specified dates and were made only for purposes of such Merger Agreement. Such representations and warranties are solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed between the parties. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk among the parties thereto, rather than establishing matters as facts. Accordingly, they should not be relied upon as statements of factual information. Investors should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the Partnership or PAA. None of the representations and warranties contained in the Merger Agreement will have any legal effect among the parties to the Merger Agreement after the closing of the Merger.

Forward-Looking Statements

Except for historical information contained herein, the statements in this Current Report on Form 8-K are forward-looking statements. Forward-looking statements and the business prospects of the Partnership are subject to a number of risks and uncertainties that may cause the Partnership’s actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, risks associated with the Merger Agreement and the Merger Transactions, including the risks that the Merger will not be consummated or the anticipated benefits from the Merger cannot be fully realized; factors affecting demand for natural gas storage services and the rates the Partnership is able to charge for such services, including the balance between the supply of and demand for natural gas, the number of customers competing to acquire such services and the availability of alternatives to the services it offers; the Partnership’s ability to maintain or replace expiring storage contracts, or enter into new storage contracts, in either case at attractive rates and on otherwise favorable terms; a continuation of reduced volatility and/or lower spreads in natural gas markets for an extended period of time; factors affecting the Partnership’s ability to realize revenues from hub services and merchant storage transactions involving uncontracted or unutilized capacity at its facilities; operational, geologic or other factors that affect the timing or amount of crude oil and other liquid hydrocarbons that the Partnership is able to produce in conjunction with the operation of its Bluewater facility; the occurrence of a natural disaster, catastrophe, terrorist attack or other event, including attacks on the Partnership’s electronic and computer systems; market or other factors that affect the prices the Partnership is able to realize for crude oil and other liquid hydrocarbons produced in conjunction with the operation of its Bluewater facility; the Partnership’s ability to obtain and/or maintain all permits, approvals and authorizations that are necessary to conduct its business and execute its capital projects; the impact of operational, geologic and commercial factors that could result in an inability on the Partnership’s part to satisfy its contractual commitments and obligations, including the impact of equipment performance, cavern operating pressures, cavern temperature variances, salt creep and subsurface conditions or events; risks related to the ownership, development and operation of natural gas storage facilities, including the risk of explosions at the Partnership’s facilities; failure to implement or execute planned internal growth projects on a timely basis and within targeted cost projections; the effectiveness of the Partnership’s risk management activities;  the effects of competition;  interruptions in service and fluctuations in tariffs or volumes on third-party pipelines;  general economic, market or business conditions and the amplification of other risks caused by volatile financial markets, capital constraints and pervasive liquidity concerns; the successful integration and future performance of acquired assets or businesses; the Partnership’s ability to obtain debt or equity financing on satisfactory terms to fund additional acquisitions, expansion projects, working capital requirements and the repayment or refinancing of indebtedness; the impact of current and future laws, rulings, governmental regulations, accounting standards and statements and related interpretations; shortages or cost increases of supplies, materials or labor; weather interference with business operations or project construction; the Partnership’s ability to receive open credit from its suppliers and trade counterparties; continued creditworthiness of, and performance by, the Partnership’s counterparties, including financial institutions and trading companies with which it does business;  the availability of, and the Partnership’s ability to consummate, acquisition or combination opportunities; the operations or financial performance of assets or businesses that the Partnership acquires;  environmental liabilities or events that are not covered by an indemnity, insurance or existing reserves; increased costs or unavailability of insurance; fluctuations in the debt and equity markets, including the price of the Partnership’s units at the time of vesting under its long-term incentive plan; and other factors and uncertainties inherent in the ownership, development and operation of natural gas storage facilities and the diversion of management in connection with the merger. These and other risks are described in the Partnership’s 10-K and 10-Q Reports and other filings with the Securities and Exchange Commission (“SEC”). In addition, the Partnership may be subject to currently unforeseen risks that may have a materially adverse effect on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. The Partnership undertakes no duty to publicly update these statements except as required by law.

Important Notice to Investors

This communication does not constitute an offer to sell any securities. Any such offer will be made only by means of a prospectus, pursuant to a registration statement filed with the SEC.

In connection with the proposed Merger, a registration statement of PAA, which will include a proxy statement and will constitute a prospectus of PAA, and other materials will be filed with the SEC. Investors and security holders are urged to carefully read the documents filed with the SEC regarding the proposed Merger when they become available, because they will contain important information about PAA, the Partnership and the proposed Merger. When available, investors and security holders may obtain a free copy of the proxy statement/prospectus and other documents containing information about PAA and the Partnership, without charge, at the SEC’s website at www.sec.gov.

PAA, the Partnership and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the unitholders of the Partnership in connection with the proposed Merger. Information about the directors and executive officers of the general partner of PAA is set forth in PAA’s Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on February 27, 2013. Information about the directors and executive officers of PNG GP is set forth in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on February 27, 2013. These documents can be obtained without charge at the SEC’s website indicated above. Additional information regarding the interests of these participants may be obtained by reading the proxy statement/prospectus regarding the proposed Merger when it becomes available.

Item 7.01 Regulation FD Disclosure.

On October 22, 2013, the Partnership issued a press release relating to the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. The press release contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in the press release.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated as of October 21, 2013, by and among Plains All American Pipeline, L.P., PAA Acquisition Company LLC, PAA Natural Gas Storage, L.P., and PNGS GP LLC.

99.1	Press release of the Partnership dated October 22, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAA Natural Gas Storage, L.P.

By:	PNGS GP LLC, its general partner

By:	/s/ Richard McGee
	Name:	Richard McGee
	Title:	Executive Vice President, General Counsel and Secretary

Date: October 23, 2013

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated as of October 21, 2013, by and among Plains All American Pipeline, L.P., PAA Acquisition Company LLC, PAA Natural Gas Storage, L.P., and PNGS GP LLC.

99.1	Press release of the Partnership dated October 22, 2013.